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TRANSACTION. Copyright 2005 JPMorgan Chase & Co. - All rights reserved. J.P.
Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED

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ISSUER                                    Fieldstone
SERIES                                   COMBINED TAPE
DATE                                        June-05
-------------------------------------------------------
Number of Loans                              5,925
Total Current Balance                    1,079,555,105
Average Current Balance                     182,203

FRM                                           8%
ARM                                           92%
IO                                            63%
Gross WAC                                   7.152%
WA Margin                                   5.557%
WA Maximum Rate                             12.900%
WA Original Term (mos)                        353
WA Remaining Term (mos)                       352
WA Seasoning (mos)                             0

1st Lien                                      96%
2nd Lien                                      4%
WA (Combined) Loan to Value                 93.66%
WA Credit Score                               652

PROPERTY
Single Family Detached                        64%
Manufactured Housing                          0%

OCCUPANCY
Owner Occupied                                91%
Non Owner Occupied                            9%
Second Home                                   0%

LOAN PURPOSE
Purchase                                      63%
Refinance                                     37%

DOCUMENTATION LEVEL
Full Documentation                            44%
Reduced Documentation                         12%
Stated Income                                 44%

PREPAY PENALTY TERM
0                                            20.5%
6                                            1.3%
12                                           1.9%
24                                           54.6%
30                                           10.3%
36                                           11.5%

PRODUCT TYPE
FRM                                          7.83%
2 yr Hybrid                                 74.07%
3 yr Hybrid                                 16.65%


TOP STATES                                  CA(41%)
                                            IL(8%)
                                            FL(7%)

IO STRATS
WAC                                         6.795%
Full Doc                                    37.13%
FICO                                          663
CLTV                                        94.40%
Average balance                             259,027
IO period                                     60